SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             February 27, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                        Staten Island Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


        Delaware                    1-13503                    13-3958850
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



1535 Richmond Avenue, Staten Island, New York                     10314
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                              (718) 447-8880
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




Item 5.     Other Events

     On February 27, 2003, Staten Island Bancorp, Inc. (the "Company") issued a press release announcing its participation in the Keefe, Bruyette & Woods, Inc. Eastern Bank Symposium on March 5, 2003.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item  7.   Financial Statements, Pro Forma Financial  Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press Release



















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: February 28, 2003            By:  /s/ Harry P. Doherty
                                        ----------------------------------
                                        Harry P. Doherty
                                        Chairman and Chief Executive Officer



















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